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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 11, 2007

BIG CAT ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

On July 11, 2007, the company announces the recent addition of Mr. Jim Farnsworth, Director of Sales and Marketing, has provided increase exposure of the ARID tool and process in the Powder River Basin of Wyoming and Montana. Big Cat Energy is now working with numerous CBM producers in completing the required application process with the Wyoming Department of Environmental Quality (WDEQ). This includes providing well data and water quality samples of teh proposed areas for the ARID tool and re-injection of CBM water.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of July, 2007.

BIG CAT ENERGY CORPORATION

BY:	TIMOTHY BARRITT
Timothy Barritt, President, Principal Executive Officer and member of the Board of Directors.